UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 22, 2013

United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia  30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 24, 2013, United Community Banks, Inc. (“United”) announced its financial results for the fourth quarter and year ended December 31, 2012 (the “News Release”).  As described in Item 8.01, subsequent to the announcement, United and FILB Co-Investments LLC (“FILB-Co”) agreed to settle all outstanding claims and counterclaims in connection with the previously disclosed lawsuit between United and FILB-Co.  In addition, in connection with such settlement, United established litigation reserves for estimated costs and expenses associated with claims that may be made against United by Fletcher International Ltd. or its affiliates (collectively, “Fletcher”).

In accordance with U.S. generally accepted accounting principles, the charges were recorded in the fourth quarter of 2012 and will be reflected in the December 31, 2012 year-end financial statements because they related to probable contingencies at year-end that were subsequently resolved or can now be reasonably estimated prior to such financial statements being available for issuance.  On February 22, 2013, United updated its financial results for the fourth quarter and year ended December 31, 2012 to reflect the settlement and litigation reserves and issued a press release announcing such updated results (the “Updated News Release”).  The Updated News Release is included as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 7.01	Regulation FD Disclosure

On January 24, 2013, United held a quarterly conference call to review its financial results for the fourth quarter and year ended December 31, 2012 and furnished a slide presentation to accompany the call (the “Investor Presentation”).  Subsequent to the furnishing of the Investor Presentation, as described under Item 2.01, United updated its results for the fourth quarter and year ended December 31, 2012.  As a result, United has updated certain slides in the Investor Presentation, which are furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01	Other Events

On April 1, 2010, United and Fletcher entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which Fletcher agreed to purchase from United  $65 million of United’s Series C convertible preferred stock, par value $1.00 per share (the “Convertible Preferred Stock”), subject to certain conditions precedent.  As previously disclosed on July 6, 2012, FILB-Co filed a lawsuit against United with respect to purported contractual rights under the Securities Purchase Agreement that FILB-Co claimed were assigned to it by Fletcher.  Fletcher made the purported assignment to FILB-Co in response to redemption requests to Fletcher by several investors in one of Fletcher’s funds (“Leveraged”).  Fletcher then transferred its interests in FILB-Co to those investors, who challenged Fletcher’s attempted redemption as commercially worthless in liquidation proceedings commenced in the Grand Court of the Cayman Islands.  As the result of those proceedings, the Cayman court ordered the liquidation of Leveraged, and a court-appointed liquidator was appointed to manage FILB-Co.  Subsequently, Fletcher filed for bankruptcy protection in the U.S. Bankruptcy Court for the Southern District of New York.

In April 2010, United also granted a $30 million warrant to Fletcher (the “Warrant”) to purchase non-voting Common Stock Equivalent Junior Preferred Stock (“Junior Preferred Stock”).  The Warrant may only be exercised by net share settlement (cashless exercise) and is exercisable for nine years from May 26, 2010, subject to limited extensions upon certain events and certain conditions precedent.  The Junior Preferred Stock could be convertible into 1,411,765 common shares exercisable at a price equivalent to $21.25 per share.

Fletcher has stated that it did not assign the Warrant or its right to an alleged “registration failure” penalty under the Securities Purchase Agreement (apart from a claim for a portion thereof) to FILB-Co, and United has received purported partial warrant exercise notices from Fletcher that include incorrect calculations of the number of settlement shares Fletcher would receive upon exercise and demands for the payment of such a penalty.  United believes that any current exercise of the Warrant would not result in the issuance of any settlement shares because, among other things, the Warrant may only be exercised for net shares via a cashless exercise formula, and, following United’s 2011 reclassification of its common stock in the form of 1-for-5 reverse stock split, or recombination, the reverse stock split-adjusted market price component of that formula does not exceed the exercise price to yield any net shares.  United also believes that no registration failure penalty is due.  As a result, United has responded to Fletcher with United’s calculations related to the Warrant and denied any liability for any such penalty.

As reported by United on February 22, 2013, United and the parties to the lawsuit filed against United by FILB-Co agreed to a settlement resolving all claims and counterclaims asserted in the lawsuit.  In connection with this settlement, United recorded $4 million in litigation charges which includes the establishment of litigation reserves associated with claims that may be made against United by Fletcher.

The settlement with FILB-Co is expected to be completed promptly following completion of a definitive agreement and the receipt of necessary court approvals.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description

99.1	Updated News Release, dated February 22, 2013
99.2	Updated Investor Presentation, Fourth Quarter 2012

This Current Report on Form 8-K contains forward-looking statements, as defined by federal securities laws, including statements about United’s potential settlement of pending and potential litigation, financial outlook and business environment.  These statements are based on current expectations and are provided to assist in the understanding of future financial performance.  Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements.  For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United’s filings with the Securities and Exchange Commission including its 2011 Annual Report on Form 10-K and first, second and third quarter 2012 Quarterly Reports on Form 10-Q under the sections entitled “Forward-Looking Statements” and “Risk Factors.” Forward-looking statements speak only as of the date they are made, and United undertakes no obligation to update or revise forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date: February 22, 2013